Principal Variable Contracts Funds, Inc.
Supplement dated September 16, 2019
to the Prospectus dated May 1, 2019
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARIES FOR SAM (STRATEGIC ASSET MANAGEMENT) PORTFOLIOS:
SAM (STRATEGIC ASSET MANAGEMENT) BALANCED PORTFOLIO
SAM (STRATEGIC ASSET MANAGEMENT) CONSERVATIVE BALANCED PORTFOLIO
SAM (STRATEGIC ASSET MANAGEMENT) CONSERVATIVE GROWTH PORTFOLIO
SAM (STRATEGIC ASSET MANAGEMENT) FLEXIBLE INCOME PORTFOLIO
SAM (STRATEGIC ASSET MANAGEMENT) STRATEGIC GROWTH PORTFOLIO
Effective December 31, 2019, in the Investment Advisor and Portfolio Managers section, remove Charles D. Averill from the list of portfolio managers.

MANAGEMENT OF THE FUND
Effective December 31, 2019, delete references to Charles D. Averill.

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